Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Frank S. Renda, the Chief Executive Officer of Southland Holdings, Inc., a Delaware corporation (the “Company”), hereby certify, that, to my knowledge:

1.The Annual Report on Form 10-K for the year ended December 31, 2022 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 21, 2023By:/s/ Frank S. Renda

Name:Frank S. Renda

Title:Chief Executive Officer

(Principal Executive Officer)